Note 11 - Deposits (Details Textual) - USD ($) $ in Thousands		Dec. 31, 2025	Dec. 31, 2024
Noninterest-Bearing Domestic Deposit, Checking		$ 65,665	$ 59,783
Interest-Bearing Domestic Deposit, Money Market	[1]	70,483	162,285
Time Deposits, at or Above FDIC Insurance Limit		89,500	71,600
One Customer [Member]
Noninterest-Bearing Domestic Deposit, Checking		$ 35,000	$ 47,800
Percentage of Non-Interest-Bearing Domestic Deposits to Deposits, Checking		5.90%	8.60%
Percentage of Interest-Bearing Domestic Deposits to Deposits, Money Market			18.10%
Interest-Bearing Domestic Deposit, Money Market			$ 100,000

[1]	The Company has identified one major money market deposit customer, a separate customer than the interest bearing checking account deposit customer referred to above in footnote (1), that accounted for approximately 18.1% of total deposits at December 31, 2024. At December 31, 2024, the combined outstanding balances of the major deposit customer’s money market accounts totaled approximately $100.0 million.